UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 2010


                                AVRO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                     333-141686                 20-8387017
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)          Identification Number)

                               213 E Arkansas Ave
                              Vivian, LA 71082, USA
                                  318-734-4737
             (Address and telephone of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 8, 2010, Avro Energy, Inc. (the "Company") entered into a six-month renewable consulting agreement with Mirador Consulting, Inc. ("Mirador"), a Florida based corporate consulting firm, for the purpose of providing services for management consulting, business advisory, shareholder information and public relations.

Under the terms of this Agreement, the Company will pay Mirador the sum of $2,500 per month for a period of six months for a total of $15,000. In addition, Mirador shall purchase from the Company 1,125,000 shares of restricted common stock at par value for total proceeds to the Company of $1,125.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AVRO ENERGY INC.


Date: July 8, 2010                            By: /s/ Donny Fitzgerald
                                                 -------------------------------
                                                 DONNY FITZGERALD


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